UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                              Kobren Insight Funds
                        (File Nos. 333-12075; 811-07813)
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

KOBREN INSIGHT FUNDS
--------------------------------------------------------------------------------


                                                               September 8, 2005




Dear Shareholder:

     E*TRADE FINANCIAL Corporation ("E*TRADE") has proposed to purchase your fund's investment adviser, Kobren Insight Management, Inc. ("KIM"). E*TRADE is seeking through the acquisition of KIM to bolster its wealth management strategy by obtaining a U.S. registered investment adviser with an established reputation, existing products and in-place management. For KIM, the acquisition represents an opportunity to continue to provide its clients with the same quality services to which they have become accustomed while becoming part of a larger organization with a greater array of products, resources, personnel and distribution channels. This transaction will also afford KIM's clients access to additional systems capabilities and a strengthened capital base.

     The Board of Trustees of Kobren Insight Funds has called a joint special shareholder meeting for Kobren Growth Fund and Delphi Value Fund (each, a "Fund") to be held on October 19, 2005. The primary purpose of the joint special meeting is to permit each Fund's shareholders to consider a new investment advisory agreement with KIM to take effect after the acquisition, as required by the U.S. federal securities laws. The terms of the proposed new investment advisory agreement between each Fund and KIM are substantially identical to the terms of each Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable in the event that the transaction closes prior to the approval of the new advisory agreement by the shareholders). The enclosed proxy statement seeks shareholder approval on this and other proposals.

     None of the proposals requests an increase in the rate of your Fund's investment advisory fee. Further, the acquisition will not result in a change in your Fund's portfolio manager.

     The Board of Trustees of Kobren Insight Funds has unanimously approved the proposals and recommends that you vote "FOR" each of these proposals.

     Your immediate response will help save the costs of additional solicitations. Each Fund votes separately, so please sign a proxy card for each Fund included in this package if you own shares of both Funds. We look forward to your participation, and we thank you for your continued confidence in KIM.



                                             Sincerely,

                                             /s/ Eric M. Kobren

                                             Eric M. Kobren
                                             President and Chairman of the Board


--------------------------------------------------------------------------------
20 WILLIAM STREET SUITE 310, WELLESLEY HILLS, MASSACHUSETTS 02481
                                                   800-456-2736 FAX 617-369-2510

KOBREN INSIGHT FUNDS

                                                    Kobren Insight Funds
                                                    20 William Street, Suite 310
                                                    Wellesley Hills, MA 02481
                                                    (800)456-2736

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 19, 2005

To the Shareholders of:

     KOBREN GROWTH FUND
     DELPHI VALUE FUND


     Notice is hereby given that a joint Special Meeting of Shareholders (the "Meeting") of Kobren Growth Fund and Delphi Value Fund (each, a "Fund" and together, the "Funds"), each a series of Kobren Insight Funds, will be held at the offices of Kobren Insight Management, Inc., 20 William Street, Suite 310, Wellesley Hills, Massachusetts 02481 on Wednesday, October 19, 2005 at 10:00 a.m. (Boston time).


The Meeting will be held for the following purposes:

1. For each Fund, to approve a new investment advisory agreement;

2. For Delphi Value Fund, to approve a new investment subadvisory agreement;

3. For Delphi Value Fund (retail class only), to approve a new Rule 12b-1 distribution plan; and

4. For each Fund, to transact such other business as may properly come before the Meeting and any adjournment thereof.

                    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                VOTE IN FAVOR OF ALL OF THE FOREGOING PROPOSALS.

     The Board of Trustees has no knowledge of any other business to be transacted at the Meeting. Shareholders of record of each Fund at the close of business on August 10, 2005 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                              By Order of the Board of Trustees,

                                              /s/ Eric J. Godes

                                              Eric J. Godes,
                                              Secretary

September 8, 2005

--------------------------------------------------------------------------------

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY. YOU MAY ALSO VOTE BY E-MAIL OR TELEPHONE. SEE PAGE 19 OF THE ATTACHED PROXY STATEMENT AND THE PROXY CARD FOR FURTHER DETAILS.
--------------------------------------------------------------------------------

                                                            KOBREN INSIGHT FUNDS

Kobren Insight Funds
20 William Street, Suite 310
Wellesley Hills, MA 02481
(800)456-2736

                             JOINT PROXY STATEMENT


     This joint proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees" or "Board") of Kobren Insight Funds (the "Trust") to be voted at a joint Special Meeting of Shareholders (the "Meeting") of Kobren Growth Fund and Delphi Value Fund (each, a "Fund" and together, the "Funds") that will be held at the offices of Kobren Insight Management, Inc., 20 William Street, Suite 310, Wellesley Hills, Massachusetts 02481 on Wednesday, October 19, 2005 at 10:00 a.m. (Boston time).

     The approximate mailing date of this Proxy Statement and accompanying form of proxy is September 8, 2005.

     The primary purpose of the Meeting is to permit each Fund's shareholders to consider proposals ("Proposals") related to the proposed acquisition (the "Acquisition") of the Funds' investment adviser ("KIM" or the "Adviser") by E*TRADE FINANCIAL Corporation ("E*TRADE"), including approving a New Advisory Agreement (defined below) between each Fund and KIM. If a Fund's shareholders approve the New Advisory Agreement (Proposal 1) and the Acquisition is completed, KIM will remain as the Fund's investment adviser but will be a wholly-owned subsidiary of E*TRADE. The vote of shareholders on the New Advisory Agreement is required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of E*TRADE's contemplated acquisition of KIM. The New Advisory Agreement is substantially identical to each Fund's Current Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Advisory Agreement by the shareholders). As described below, none of the Proposals requests an increase in the rate of either Fund's investment advisory fee. Further, the Acquisition will not result in a change in either Fund's Portfolio Manager.


     The following table summarizes each Proposal to be presented at the Meeting and the Funds solicited with respect to such Proposal:

--------------------------------------------- ----------------------------------
PROPOSAL                                      AFFECTED FUNDS
--------------------------------------------- ----------------------------------
1.  Approval of New Advisory Agreement        Each Fund
2.  Approval of New Subadvisory Agreement     Delphi Value Fund
3.  Approval of New 12b-1 Distribution Plan   Delphi Value Fund (retail class)

     Participating in the Meeting are holders of shares of beneficial interest (collectively, the "Shares") of each Fund. The Board has fixed the close of business on August 10, 2005 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting and any adjournment thereof. Shareholders of a Fund on the Record Date will be entitled to one vote per each Share held with respect to each Proposal submitted to the shareholders of that Fund, and a fractional vote with respect to fractional Shares on each matter as to which such Shares are entitled to vote, with no Share having cumulative voting rights.


     A copy of the Annual Report (including financial statements) for each Fund for the fiscal year ended December 31, 2004 and the most recent Semi-Annual Report succeeding the Annual Report was previously mailed to each Fund's shareholders. Additional copies of each Fund's Annual Report (and the most recent Semi-Annual Report succeeding the Annual Report) are available without charge upon written request to the Funds, c/o KIM, at 20 William Street, Wellesley Hills, Massachusetts 02481 or by calling the following number toll-free: (800) 456-2736. The Funds' principal underwriter, Kobren Insight Brokerage, Inc. ("KIB"), shares the same address as the Fund and KIM. The principal business address of PFPC, Inc., the Funds' administrator, is 4400 Computer Drive, Westborough, Massachusetts 01581.

KOBREN INSIGHT FUNDS

                 PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT


The Acquisition
     The President and sole shareholder of KIM, Mr. Eric M. Kobren, has entered an agreement (the "Purchase Agreement") with E*TRADE to sell all of the stock of KIM to E*TRADE (the "Acquisition"). After the completion of the Acquisition, KIM will be a wholly-owned indirect subsidiary of E*TRADE.


     E*TRADE is seeking through the Acquisition to bolster its wealth management strategy by obtaining a U.S. registered investment adviser with an established reputation, existing products and in-place management. For KIM, the Acquisition represents an opportunity to continue to provide its clients with the same quality services to which they have become accustomed while becoming part of a larger organization with a greater array of products, resources, personnel and distribution channels. The Acquisition will also afford KIM's clients access to additional systems capabilities and a strengthened capital base.

     The Acquisition is not expected to result in any material changes to the business or composition of the senior management or personnel of KIM or the manner in which KIM renders advisory services to the Funds. Except as described below under "Certain Arrangements," the Purchase Agreement does not contemplate any changes, other than changes in the ordinary course of business, in the management or operations of KIM relating to the Funds, the personnel managing the Funds or in the other service providers (other than the Funds' principal underwriter) to or business activities of the Funds. E*TRADE and KIM do not anticipate that the Acquisition or any ancillary transactions will cause any reduction in the quality of services now provided by KIM to the Funds or will have any adverse effect on KIM's ability to fulfill its obligations under the New Advisory Agreement. Upon consummation of the Acquisition, KIM expects to operate its business in a manner consistent with its past practices.


The Terms of the Purchase Agreement
     The Acquisition is expected to close during the fourth quarter of 2005, provided that a number of conditions set forth in the Purchase Agreement are met or waived. The conditions require, among other things, that as of the closing of the Acquisition the shareholders of the Funds and investors in certain accounts advised by KIM (representing in the aggregate an agreed upon percentage of KIM's net revenues) have approved new investment advisory agreements or consented to the assignment of their existing investment advisory agreements. In consideration for all of the outstanding stock of KIM to be transferred to E*TRADE, E*TRADE will pay a combination of cash and stock, subject to certain purchase price adjustments, as set forth in the Purchase Agreement. The initial purchase price is subject to certain adjustments based on, among other things, the amount of revenues generated by assets under management of KIM at specified times.

Certain Arrangements
     Prior to the closing of the Acquisition, the current composition of the Board will change. Michael P. Castellano and Robert I. Goldfarb have resigned effective upon the closing of the Acquisition. This change to the Board's composition is being implemented in response to final rules promulgated by the Securities and Exchange Commission ("SEC"), which require, among other things, that 75% of the members of the Board be comprised of Trustees who are not "interested persons" (as defined in the 1940 Act, "Independent Trustees"). The change to the Board's composition is also being implemented to comply with the requirements under Section 15(f) under the 1940 Act. See "Section 15(f) of the 1940 Act" below for a more detailed explanation. See also Annex A to this Proxy Statement for a description of the current Board members.


     In addition, Mr. Eric M. Kobren has entered into an employment agreement in connection with the Acquisition. The employment agreement is intended to ensure that Mr. Kobren will continue to manage KIM (and therefore, Kobren Growth Fund) for a term of at least 2.5 years. The Purchase Agreement also prohibits Mr. Kobren from competing with KIM in various ways for a certain time period after the termination of employment. Although there can be no assurance that Mr. Kobren will choose to remain employed by KIM after the Acquisition, KIM expects to continue after the Acquisition to provide

                                                            KOBREN INSIGHT FUNDS

competitive compensation and benefit packages and other incentives necessary to retain and attract quality personnel.

     Finally, upon consummation of the Acquisition, KIB will be replaced by E*TRADE Securities, LLC, a registered broker-dealer and subsidiary of E*TRADE as the Funds' principal underwriter. Shares of the Funds will be distributed by E*TRADE Securities, LLC. The Board, including all of the Independent Trustees, approved E*TRADE Securities, LLC as the Trust's principal underwriter (effective upon the closing of the Acquisition) at a meeting held in person on August 11, 2005. The Board considered that E*TRADE Securities, LLC's current distribution channels and overall potential growth were greater than those of KIB. As a result, the Board determined that E*TRADE Securities, LLC's distribution network could benefit the Funds and their shareholders by increasing each Fund's assets under management and providing potential economies of scale. E*TRADE Securities, LLC's distribution channels was one of the many positive factors that Mr. Kobren weighed when entering into the Purchase Agreement with E*TRADE Securities, LLC.


Information Concerning KIM
     KIM is a registered investment adviser and was established in 1987. KIM has historically used mutual funds, rather than individual securities, as the primary investment vehicle for managing its client accounts. KIM has extensive experience managing mutual fund portfolios for high net worth individuals and corporations with minimum $500,000 account sizes. As of June 30, 2005, KIM managed approximately 850 client accounts with assets totaling approximately $1.121 billion, including the Funds. Mr. Kobren is the sole stockholder of KIM and of the Funds' current principal underwriter, KIB. He and/or his family are also the principal shareholders of Mutual Fund Investors Association, Inc., the publisher of Fidelity Insight and Fundsnet Insight Reports. Mr. Kobren also currently serves as the Trust's President and Chairman of the Board. Annex A to this Proxy Statement lists the name, address and principal occupation of (i) the principal executive officer and each director of KIM, and (ii) each Trustee and each officer of the Trust who is an employee of KIM.


     After completion of the Acquisition, KIM will be a wholly-owned indirect subsidiary of E*TRADE. Mr. Kobren will continue to serve as KIM's President and Chief Investment Officer, subject to the terms of his employment agreement.

Information Concerning E*TRADE
     E*TRADE, a global financial services holding company headquartered in New York, New York, provides an integrated offering of diversified financial services and solutions to retail and institutional customers. E*TRADE currently offers branded web sites in 14 countries and serves approximately 2.7 million households and approximately 3.6 million customer accounts worldwide. E*TRADE's customer assets total approximately $100 billion.

     Building on a foundation of providing online investment products and services, E*TRADE has expanded to provide retail customers with an integrated and personalized suite of investing, banking, lending, planning and advice services. In the United States, E*TRADE also offers corporate services, including employee stock plan administration, as well as market-making services to brokerage firms. In addition, E*TRADE provides global institutional customers with a range of securities brokerage products and services, including institutional trading.

     E*TRADE became a public company in August 1996. E*TRADE's common stock trades on the New York Stock Exchange under the symbol "ET." E*TRADE's options trade on the Chicago Board Options Exchange and the American Stock Exchange under the option root symbol "ET." On its web site, E*TRADE offers four proprietary index funds and a mutual fund supermarket where investors have over 6,000 mutual funds to choose from, including a wide selection of bond, stock and sector funds. E*TRADE, through its investment advisory affiliates, also offers advice and wealth management services to retail and institutional customers.

KOBREN INSIGHT FUNDS

Effect of the Acquisition on the Current Advisory Agreements
     Consummation of the Acquisition will constitute an "assignment" (as defined in the 1940 Act) of the investment advisory agreement currently in effect between each Fund and KIM (the "Current Advisory Agreements"). As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreements will terminate upon consummation of the Acquisition.

     In anticipation of the Acquisition and in order for KIM to continue to serve as each Fund's investment adviser after consummation of the Acquisition, a new investment advisory agreement (the "New Advisory Agreement") between each Fund and KIM (i) was unanimously approved by the Trustees, including the Independent Trustees, at a meeting held in person on August 11, 2005 and (ii) must be approved by vote of the holders of "a majority of the outstanding voting securities" (within the meaning of the 1940 Act and as defined below as a "1940 Act Majority Vote") of such Fund.

Terms of the Current and New Advisory Agreements
     The continuance of each Fund's Current Advisory Agreement and approval of each Fund's New Advisory Agreement were last approved by the Trustees, including the Independent Trustees, unanimously voting in person at a meeting called for that purpose on May 3, 2005 and August 11, 2005, respectively. Each Fund's Current Advisory Agreement, dated November 15, 1995, as amended from time to time, was last approved by KIM, as the sole shareholder, by written consent dated November 8, 1996, for Kobren Growth Fund, and by written consent dated December 10, 1998, for Delphi Value Fund.

     The terms of each Fund's proposed New Advisory Agreement are substantially identical to the terms of each Fund's Current Advisory Agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Advisory Agreement by the shareholders). All the terms described below with respect to the New Advisory Agreements were contained in the Current Advisory Agreements. The following summary of the New Advisory Agreements is qualified by reference to the form of New Advisory Agreement attached to this Proxy Statement as Annex B.

     The rate at which each Fund's advisory fees are paid will not increase as a result of the approval of this Proposal. The investment advisory fee, as a percentage of net assets payable by each Fund, will be the same under each New Advisory Agreement as under the Current Advisory Agreements (such rates are set forth below). If each New Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, the amount of advisory fees payable to KIM by each Fund would have been identical to those payable under each Current Advisory Agreement.

     The New and Current Advisory Agreements provide that KIM will provide a continuous investment program for each Fund's assets entrusted to it for portfolio management purposes, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds consistent with each Fund's investment objectives and policies. KIM will determine from time to time what securities to purchase for the Fund, what securities to be held or sold by the Fund and what portion of the Fund's assets to be held uninvested as cash. The New and Current Advisory Agreements provide that KIM pays the compensation and expenses of all of its personnel and may consult with other persons as may be necessary to render the services required to be provided by KIM or furnished to the Funds pursuant to the terms of such Agreements. KIM will bear the cost of rendering the services to be performed by it under the New and Current Advisory Agreements, and provides the Funds with office space, facilities, equipment, clerical help, and other personnel and services, as the Funds shall reasonably require in the conduct of its business. KIM has retained Delphi Management, Inc. ("Delphi") to be the subadviser to Delphi Value Fund. See Proposal 2 for a detailed explanation of Delphi's duties with respect to the management of Delphi Value Fund.

     Each Fund is responsible for the following expenses, including: organizational expenses; taxes, interest, brokerage costs and commissions; Independent Trustees' fees; SEC fees; state Blue Sky qualification fees; charges of the administrator, the custodian, any subcustodians, and transfer and

                                                            KOBREN INSIGHT FUNDS

dividend-paying agents; insurance premiums; auditing, pricing and legal expenses; costs of maintenance of the Trust's existence; costs of preparing and printing prospectuses and statements of additional information; costs of shareholder reports and meetings of the shareholders of the Funds and of the officers or Board of Trustees of the Trust; membership fees in trade associations; litigation, indemnification and other extraordinary or non-recurring expenses.

     Each New and Current Advisory Agreement provides that KIM shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Trust in connection with its performance under the Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of KIM in the performance of its duties or from reckless disregard by it of its obligation and duties under the Agreements.


     KIM's activities with respect to the Funds are subject to the review and supervision of the Board, to which KIM renders periodic reports with respect to each Fund's investment activities. If approved by shareholders at the Meeting, each New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. Each New Advisory Agreement would continue in effect for an initial period of two years after its effectiveness and would continue in effect thereafter for successive one year periods as long as each such continuance is approved in accordance with the requirements of the 1940 Act. The New Advisory Agreements may be terminated at any time, without the payment of any penalty, by the Board or by at least a 1940 Act Majority Vote (as defined below) of the Shares of the relevant Fund, or by KIM, upon not more than 60 days' written notice, and automatically terminates in the event of its assignment.


     For its investment advisory services under the New Advisory Agreements, KIM is entitled to receive an annual fee, payable monthly, which varies in accordance with the average daily net assets of the Funds under the management of KIM. The advisory fee is accrued daily and will be prorated if KIM shall not have acted as a Fund's investment adviser during any entire monthly period.

     The annual fee rates under the Current and New Advisory Agreements and the advisory fees paid to KIM with respect to each Fund are as follows:

--------------------- ------------------------------- ------------------------------------------------
                         ANNUAL ADVISORY FEE RATE                ADVISORY FEES PAID TO KIM
FUND                       (as a percentage of        FOR THE MOST RECENT FISCAL YEAR ENDED DECEMBER
                        average daily net assets)                        31, 2004
--------------------- ------------------------------- ------------------------------------------------
Kobren Growth Fund                0.75%                                  $325,634*
--------------------- ------------------------------- ------------------------------------------------
Delphi Value Fund                 1.00%                                $1,134,089**
--------------------- ------------------------------- ------------------------------------------------

* KIM has voluntarily agreed to reimburse Kobren Growth Fund to the extent necessary to maintain the Fund's operating expenses (excluding investment advisory fees, brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) at 0.25% annually of the Fund's average daily net assets. This voluntary expense cap may be revoked at any time at the discretion of KIM. For the fiscal year ended December 31, 2004, KIM waived fees and reimbursed expenses for Kobren Growth Fund in the amount of $86,045. Had those fees not been waived or reimbursed, KIM would have earned gross advisory fees for such period in the amount of $411,679.

** KIM has voluntarily agreed to cap Delphi Value Fund's total annual operating expenses of the retail class at no more than 1.75% annually of the Fund's average daily net assets and of the institutional class at no more than 1.50%. This cap does not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses. This voluntary expense cap arrangement may be revoked at any time at the discretion of KIM. The retail class of the Fund will pay a portion of the fees associated with participation in various network programs. Since the Fund's total expenses were less than the voluntary expense caps, KIM did not waive or reimburse any fees for the periods shown above.

KOBREN INSIGHT FUNDS

     KIM is responsible for decisions to buy and sell securities for Kobren Growth Fund. Under the supervision of KIM and the Board, Delphi is responsible for decisions to buy and sell securities for Delphi Value Fund as the Fund's subadviser. KIM and Delphi are also referred to herein individually as the "Adviser" or together as the "Advisers." The Adviser is also responsible for placement of the Fund's portfolio business and negotiation of commissions, if any, paid on these transactions.

     For the most recent fiscal year ended December 31, 2004, neither Fund paid any brokerage commissions to any affiliate.


Factors Considered by the Board in Approving the New Advisory Agreements
     The 1940 Act requires that a fund's advisory agreement be approved annually by both the Board and a majority of the Independent Trustees voting separately. At meetings held on May 3, 2005 and August 11, 2005, the Trustees determined that the terms of the Current and New Advisory Agreements were fair and reasonable. At the August 11, 2005 meeting, the Trustees determined that the approval of the New Advisory Agreements would enable each Fund to continue to receive quality investment advisory services at a cost deemed reasonable and in the best interests of each Fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Trust (that also serves as counsel to KIM and Mr. Kobren), but did not engage their own separate counsel, and the Independent Trustees met in a separate executive session with no personnel of KIM, Delphi, or E*TRADE present.


     In meetings specifically addressed to renewal of the Current Advisory Agreements and the approval of the New Advisory Agreements held during the course of the year, the Trustees, including the Independent Trustees, received materials relating to KIM's investment and management services under the Current and New Advisory Agreements. These materials included (i) information on the investment performance of each Fund, a peer group of funds and an index, (ii) sales and redemption data with respect to each Fund, (iii) the general investment outlook in the markets in which each Fund invests, (iv) arrangements in respect of the distribution of each Fund's shares, (v) the procedures employed to determine the value of each Fund's assets, and (vi) the record of compliance with each Fund's investment policies and restrictions and with each Fund's Code of Ethics and the structure and responsibilities of KIM's compliance department.

     As part of the review of the Current and New Advisory Agreements, the Independent Trustees requested, reviewed and considered, and KIM provided, additional information in order to evaluate the quality of KIM's services and the reasonableness of the fee under the Current and New Advisory Agreements. Among other items, this information included data or analyses of (1) management and other fees incurred by a peer group of funds, (2) expense ratios for each Fund and a peer group of funds, (3) investment performance for each Fund and an appropriate index and a peer group over various time periods, (4) KIM's financial results and condition, including its profitability from services performed for each Fund, (5) investment management staffing, and (6) the potential for achieving further economies of scale in light of expenses that are not incurred as fees based on a percentage of net assets.

     The following summarizes matters considered by the Trustees in connection with their approval of the New Advisory Agreements. However, the Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.


Compliance and Investment Performance. The Trustees determined that KIM had policies and systems reasonably designed to achieve compliance with each Fund's investment objective and regulatory requirements. The Trustees also reviewed each Fund's investment performance, as well as each Fund's performance compared to both the performance of a peer group and the results of an index. With respect to the Growth Fund, the Trustees noted that the Fund's performance ranked it in the top 34%, 32% and 24% over each of the 1-, 3- and 5-year periods respectively as compared to the performance of similar funds in its peer group category. Additionally, the Fund was awarded 4 stars by Morningstar over both

                                                            KOBREN INSIGHT FUNDS


the past 3-year and 5-year periods.(1) With respect to the Delphi Value Fund, the Trustees noted that the Fund's performance ranked it in the top 78%, 77% and 78% over each of the 1-, 3- and 5-year periods, respectively, as well as outperforming the S&P 500 Index over those periods. Additionally, the Fund was awarded 3 stars by Morningstar over the past 3-year and 5-year periods. The Trustees concluded that the performance of each Fund, together with other factors considered by the Trustees, supported the approval of the New Advisory Agreements.


KIM's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of each Fund and each Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of KIM responsible for investment operations. The Trustees also considered the favorable history, reputation, qualifications and background of KIM as well as the qualifications of its personnel. The Trustees concluded that KIM has the quality and depth of personnel and the well-developed methods essential to performing its duties under the New Advisory Agreements.

Nature and Quality of Other Services. The Trustees also considered the nature, quality, cost and extent of the other services provided by KIM's affiliate, KIB, under other contracts and its supervision of Delphi as Delphi Value Fund's investment subadviser and of third party service providers to the Funds. The Trustees noted the Funds' record of compliance with their investment policies and restrictions, and the quality of managerial and administrative services provided by KIM in an increasingly regulated industry. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareholders of each Fund well.


Advisory Fee and Expenses. The Trustees considered KIM's fee under the New Advisory Agreements relative to the advisory fees charged by a peer group of funds. The Trustees also considered each Fund's expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by KIM to other accounts. With respect to the Growth Fund, the Trustees noted that the Fund's advisory fee rate and the Fund's expense ratio were below the median advisory fee rate and expense ratio for the Fund's peer group category. With respect to Delphi Value Fund, the Trustees noted that the Fund's advisory fee rate was slightly higher than the median advisory fee rate for the Fund's peer group category, that 50 basis points of the advisory fee is paid by KIM to Delphi as the investment subadvisory, and that the Fund's expense ratio for the institutional class was below, and for the retail class was slightly above, the median expense ratio for the Fund's peer group category. The Trustees viewed favorably the current and historic willingness of KIM to limit the Funds' total expense ratios. The Trustees concluded that, for each Fund, the advisory fee is acceptable based upon qualifications, experience, reputation and performance of KIM and the moderate overall expense ratio of the Funds given the relatively small size of the Funds and the fund complex.


Profitability. The Trustees considered the estimated level of KIM's profits with respect to the management of each Fund. This consideration included a review of KIM's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by KIM in connection with the operation of each Fund. The Trustees recognized that increased fixed costs, particularly legal and audit fees, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. The Trustees concluded that KIM's profits (which are either very small or negative), from management of the Funds, including the financial results derived from the Funds, are eminently fair to the Funds for the management of each Fund in light of the business risks involved.

Economies of Scale. The Trustees considered whether there have been economies of scale in respect of the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees


---------------------------
(1) Morningstar rates mutual funds from one to five stars based on how well they have performed (after adjusting for risk and accounting for all sales charges) in comparison to similar funds. Within each Morningstar Category, the top 10% of funds receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds are rated for up to three time periods -- three-, five-, and 10 years -- and these ratings are combined to produce an overall rating. Ratings are objective, based entirely on a mathematical evaluation of past performance. They may be a useful tool for identifying funds worthy of further research, but should not be considered buy or sell recommendations.

KOBREN INSIGHT FUNDS

concluded that any perceived and potential economies of scale were not yet a relevant consideration given the size of each Fund.

Other Benefits to KIM. The Trustees also considered the character and amount of other direct and incidental benefits received by KIM and its affiliates from their association with the Funds, including the brokerage commissions received by, and the amount of 12b-1 fees and sales commissions retained by, KIB. The Trustees concluded that potential "fall-out" benefits that KIM may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.

     In evaluating the New Advisory Agreements, the Trustees also reviewed materials furnished by E*TRADE, including information regarding E*TRADE, its affiliates, personnel, operations and financial condition. The Trustees also reviewed the terms of the Acquisition and its possible effects on the Funds and their shareholders. Representatives of KIM discussed with the Trustees the anticipated effects of the Acquisition, and, together with a representative of E*TRADE, indicated their belief that as a consequence of the proposed transaction, the operations of the Funds and the capabilities of KIM to provide advisory and other services to the Funds would not be adversely affected and may be enhanced by the resources of E*TRADE, though there could be no assurance as to any particular benefits that may result.


     In making their recommendation, the Trustees deemed to be especially important the experience of KIM's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality and extent of research and management services KIM is expected to continue to provide to the Funds, and the fair and reasonable compensation proposed to be paid to KIM by the Funds under the New Advisory Agreements and that the rate of such compensation is identical to the rate of compensation under the Current Advisory Agreements (which they had recently reviewed and approved). The Trustees also specifically considered the following as relevant to their recommendations: (1) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (2) the relative performance of the Funds since commencement of operations to comparable mutual funds and unmanaged indices; (3) that the terms of the New Advisory Agreements are substantially identical to those of the Current Advisory Agreements, except for different execution dates, effective dates and termination dates, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Advisory Agreements by the shareholders); (4) the favorable history, reputation, qualification and background of KIM and E*TRADE, as well as the qualifications of their personnel and their respective financial conditions; (5) the commitment of KIM and E*TRADE to pay the expenses of the Funds in connection with the Acquisition so that shareholders of the Funds would not have to bear such expenses; (6) the possibility of benefits that may be realized by the Funds as a result of KIM's affiliation with E*TRADE, including any resources of E*TRADE that would be available to KIM; and (7) other factors deemed relevant by the Trustees.


Section 15(f) of the 1940 Act
     Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The Board has not been advised by KIM of any circumstances arising from the Acquisition that might result in the imposition of an "unfair burden" being imposed on the Funds. Moreover, E*TRADE has agreed in the Purchase Agreement that, upon consummation of the Acquisition, it will take no action

                                                            KOBREN INSIGHT FUNDS


which would have the effect, directly or indirectly, of violating any of the provisions of Section 15(f) of the 1940 Act in respect of the Acquisition. In this regard, the Purchase Agreement provides that E*TRADE will conduct itself and cause KIM to conduct itself so that no "unfair burden" will be imposed on either Fund as a result of the transactions contemplated by the Purchase Agreement, and each of E*TRADE and Mr. Kobren acknowledge in the Purchase Agreement that the Acquisition does not involve any terms, conditions, or understandings involving E*TRADE, KIM or Mr. Kobren that would cause an "unfair burden" to be placed on the Funds as a result of the Acquisition. Notwithstanding the foregoing, KIM may permit a voluntary fee waiver unilaterally adopted by it to expire at any time and no assurance can be given that voluntary waivers will not be permitted to expire during the two-year period. KIM and E*TRADE do not currently intend to change KIM's policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire.


     The second condition of Section 15(f) is that during the three-year period immediately after a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The composition of each Fund's Board will comply with this condition subsequent to the Acquisition.

Conclusion and Recommendation of the Board
     Based upon a review of all of the above factors, the Board concluded that the terms of the New Advisory Agreements are fair to, and in the best interest of each Fund and the shareholders of each Fund. The Trustees, including the Independent Trustees, unanimously recommend that the shareholders of each Fund vote to approve the New Advisory Agreements at the Meeting. The effectiveness of the Trustees' votes is contingent upon the closing of the Acquisition.

     If the shareholders of a Fund do not approve the New Advisory Agreement with respect to their Fund and the Acquisition is consummated, the Trustees would consider what further action to take consistent with their fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the current fee rate either from KIM or from another advisory organization. Thereafter, the Trustees of such Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Acquisition is not consummated, KIM would continue to serve as investment adviser of the Funds pursuant to the terms of the Current Advisory Agreements.

Vote Required
     Each New Advisory Agreement must be approved by the vote of at least "a majority of the outstanding voting securities" of the respective Fund, which is defined under the 1940 Act with respect to each Fund as the lesser of (i) 67% or more of the Shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if the holders of more than 50% of such Fund's outstanding Shares are present in person or represented by proxy or (ii) more than 50% of such Fund's outstanding Shares entitled to vote thereon (a "1940 Act Majority Vote").

             THE BOARD OF RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

KOBREN INSIGHT FUNDS

                          PROPOSAL 2: APPROVAL OF A NEW
                   SUBADVISORY AGREEMENT FOR DELPHI VALUE FUND

Effect of the Acquisition on the Current Subadvisory Agreement
     Because KIM is a party to the current investment subadvisory agreement (the "Current Subadvisory Agreement") by and among the Trust, on behalf of Delphi Value Fund, KIM and Delphi, consummation of the Acquisition will constitute an "assignment" (as defined in the 1940 Act) of the Current Subadvisory Agreement. As required by the 1940 Act, the Current Subadvisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Subadvisory Agreement will terminate upon consummation of the Acquisition.

     In anticipation of the Acquisition of KIM and in order for Delphi to continue to serve as Delphi Value Fund's investment subadviser, a new investment subadvisory agreement (the "New Subadvisory Agreement") by and among Delphi Value Fund, KIM and Delphi (i) was unanimously approved by the Trustees, including the Independent Trustees, and (ii) must be approved by at least a 1940 Act Majority Vote of the Shares of Delphi Value Fund.

Terms of the Current and New Subadvisory Agreements
     The continuance of Delphi Value Fund's Current Subadvisory Agreement and approval of the New Subadvisory Agreement were last approved by the Trustees, including the Independent Trustees, unanimously voting in person at meetings called for those purposes on May 3, 2005 and August 11, 2005, respectively. Delphi Value Fund's Current Subadvisory Agreement, dated November 15, 1998, was last approved by KIM, as the sole shareholder, by written consent dated December 10, 1998.

     The terms of the New Subadvisory Agreement are substantially identical to the terms of the Current Subadvisory Agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Subadvisory Agreement by the shareholders). All the terms described below with respect to the New Subadvisory Agreement were contained in the Current Subadvisory Agreement. The following summary of the New Subadvisory Agreement is qualified by reference to the form of New Subadvisory Agreement attached to this Proxy Statement as Annex C.

     The rate at which Delphi Value Fund's advisory and subadvisory fees are paid will not increase as a result of the approval of this Proposal. Pursuant to the New Subadvisory Agreement, KIM will continue to pay to Delphi a monthly advisory fee, equal on an annual basis to 0.50% of the average daily net assets of Delphi Value Fund. The Fund has no responsibility for any fee payable to Delphi and pays advisory fees only to KIM. For the fiscal year ended December 31, 2004, KIM paid Delphi subadvisory fees in the amount of $609,057.

     Under both the New and the Current Subadvisory Agreements, Delphi provides Delphi Value Fund and KIM, among other services, with continuing and suitable investment advice with respect to investments, consistent with the investment policies, objective and restrictions of the Fund. Delphi bears its own costs of maintaining the staff and personnel necessary for it to perform its obligations under the Agreements, the expenses of office rent, telephone, telecommunications and other facilities that it is obligated to provide in order to perform the services, and any other expense incurred by it in connection with the performance of its duties under the Agreements.

     Both the New and the Current Subadvisory Agreements provide that Delphi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, Delphi Value Fund or KIM in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on Delphi's part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreements.

     If approved by Delphi Value Fund's shareholders at the Meeting, the New Subadvisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of

                                                            KOBREN INSIGHT FUNDS

the Acquisition. The New Subadvisory Agreement would continue in effect for an initial period of two years after its effectiveness and would continue in effect thereafter for successive one year periods as long as each such continuance is approved in accordance with the requirements of the 1940 Act. The New Subadvisory Agreement may be terminated upon not more than 60 days' notice, without penalty by the Trustees, by at least a 1940 Act Majority Vote (as defined above) of the Shares of Delphi Value Fund or by KIM or Delphi. In addition, the New Subadvisory Agreement terminates automatically in the event of its assignment.

Delphi Management, Inc.
     Scott M. Black has been Delphi Value Fund's portfolio manager since the Fund's inception in 1998. Mr. Black has been the president and controlling shareholder of Delphi since 1983. Since 1980, Delphi (and its predecessor firm) has limited its management services to institutional investors, including pensions, endowments and high net worth individuals. As of December 31, 2004, Delphi managed approximately $1.5 billion in assets.

Factors Considered by the Board in Approving the New Subadvisory Agreement
     The Independent Trustees determined that the terms of the Current Subadvisory Agreement and the New Subadvisory Agreement are fair and reasonable and as being in the best interests of Delphi Value Fund. The Independent Trustees believe that the Current Subadvisory Agreement and New Subadvisory Agreement enable Delphi Value Fund to enjoy high quality investment advisory and services at costs which they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met in separate executive sessions with no personnel of KIM, Delphi, or E*TRADE present. The Independent Trustees also relied upon the assistance of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Trust (that also serves as counsel to KIM and Mr. Kobren), but did not engage their own separate counsel.

     In evaluating the Current Subadvisory Agreement and New Subadvisory Agreement, the Independent Trustees reviewed and considered materials that they requested, as well as other materials that they received regarding Delphi Value Fund during the course of the year, and that KIM and Delphi furnished, including information regarding KIM and Delphi, their affiliates and personnel, operations and financial condition. These materials are described in Proposal 1.

     In addition, as part of the review of the Current and New Subadvisory Agreements, the Independent Trustees considered the additional information and materials described in Proposal 1 in order to evaluate the quality of Delphi's services and the reasonableness of the fee under the Current and New Subadvisory Agreements.

     The following summarizes matters considered by the Trustees in connection with their approval of the New Subadvisory Agreement. However, the Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.


Compliance and Investment Performance. The Trustees determined that Delphi had policies and systems reasonably designed to achieve compliance with Delphi Value Fund's investment objective and regulatory requirements. The Trustees also reviewed Delphi Value Fund's investment performance, as well as Delphi Value Fund's performance compared to both the performance of a peer group and the results of an index. The Trustees noted that Delphi Value Fund's performance ranked it in the top 78%, 77% and 78% over each of the 1-, 3- and 5-year periods, respectively, as well as outperforming the S&P 500 Index over those periods. Additionally, the Fund was awarded 3 stars by Morningstar over the past 3-year and 5-year periods.(2) The Trustees concluded that the performance of Delphi Value Fund, together with other factors considered by the Trustees, supported the approval of the New Subadvisory Agreement.


Delphi's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of Delphi Value Fund, as well as Delphi Value Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of


---------------------------
(2) Please see footnote 1 on page 7 for a description of Morningstar's rankings.

KOBREN INSIGHT FUNDS


Delphi responsible for investment operations. The Trustees also considered the favorable history, reputation, qualifications and background of Delphi as well as the qualifications of its personnel. The Trustees noted the Fund's record of compliance with its investment policies and restrictions, and the quality of managerial services provided by Delphi. The Trustees viewed favorably that Mr. Black, an experienced portfolio manager and the president and founder of Delphi, has continuously served as Delphi Value Fund's portfolio manager since inception and has consistently managed the Fund using the same style and strategy. The Trustees concluded that Delphi has the quality and depth of personnel and the well-developed methods essential to performing its duties under the New Subadvisory Agreement.

Subadvisory Fee and Expenses. The Trustees considered Delphi's subadvisory fee under the New Subadvisory Agreement relative to the advisory fees charged by a peer group of funds as well as the overall advisory fee paid by Delphi Value Fund relative to the advisory fees charged by a peer group of funds. The Trustees also considered the Fund's expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by Delphi to other accounts. The Trustees noted that while the Fund's advisory fee rate was slightly higher than the median advisory fee rate for the Fund's peer group category, Delphi's subadvisory fee rate for the Fund is significantly less than the fee rate that it generally charges its other clients for providing similar services. The Trustees noted that the Fund's expense ratio for the institutional class was below, and for the retail class was slightly above, the median expense ratio for the Fund's peer group category. The Trustees concluded that, the subadvisory fee is acceptable based upon the qualifications, experience, reputation and performance of Delphi and the moderate overall expense ratio of the Fund given the relatively small size of the Fund and the fund complex.


Profitability. The Trustees did not review profitability data for Delphi because its fees had been negotiateed on an arm's-length basis by KIM and that the Fund is not directly responsible for paying Delphi's fees.

Economies of Scale. The Trustees considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that any perceived and potential economies of scale were not yet a relevant consideration given the size of the Fund and the fund complex.

Other Benefits to Delphi. The Trustees also considered other direct and incidental benefits received by Delphi from its association with the Fund. The Trustees concluded that potential "fall-out" benefits that Delphi may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Conclusion and Recommendation of the Board
     Based upon a review of all of the factors listed above, the Board concluded that the terms of the New Subadvisory Agreement are fair to, and in the best interest of Delphi Value Fund and its shareholders. The Trustees, including the Independent Trustees, unanimously recommend that the shareholders of Delphi Value Fund vote to approve the New Subadvisory Agreement at the Meeting. The effectiveness of the Trustees' votes is contingent upon the closing of the Acquisition.

Vote Required
     The New Subadvisory Agreement must be approved by at least a 1940 Act Majority Vote (as defined above) of the Shares of Delphi Value Fund. If the shareholders of Delphi Value Fund do not approve the New Subadvisory Agreement, the Trustees would consider what further action to take consistent with their fiduciary duties to the Fund. In the event that the Acquisition is not consummated, Delphi would continue to serve as the investment subadviser to Delphi Value Fund pursuant to the terms of the Current Subadvisory Agreement.

           THE BOARD RECOMMENDS THAT SHAREHOLDERS OF DELPHI VALUE FUND
              VOTE "FOR" APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

                                                            KOBREN INSIGHT FUNDS

            PROPOSAL 3: ADOPTION OF NEW RULE 12B-1 DISTRIBUTION PLAN
                      FOR DELPHI VALUE FUND (RETAIL CLASS)


General
     Consummation of the Acquisition will constitute an "assignment" (as defined in the 1940 Act) of Delphi Value Fund's current Plan of Distribution Pursuant to Rule 12b-1 for its retail class (the "Current Distribution Plan"). As required under Rule 12b-1, the Fund's Current Distribution Plan will terminate automatically in the event of its assignment. Accordingly, Delphi Value Fund may not continue to participate in its Current Distribution Plan unless the Fund's retail class shareholders adopt a new Plan of Distribution Pursuant to Rule 12b-1 (the "New Distribution Plan").

Terms of the Current and New Distribution Plan
     The continuance of the Current Distribution Plan for the retail class of Delphi Value Fund and approval of the New Distribution Plan was last approved by the Trustees, including the Independent Trustees, unanimously voting in person at a meeting called for that purpose on May 3, 2005 and August 11, 2005, respectively. Delphi Value Fund's Current Distribution Plan was adopted by the sole shareholder of the retail class on October 22, 1998.


     The rate at which fees are paid under the New Distribution Plan will not increase as a result of the approval of this Proposal. The terms of the New Distribution Plan are substantially identical to the terms of the Current Distribution Plan, except for the principal underwriter and dates of execution and effectiveness. See "Certain Arrangements" in Proposal 1 above for details on the proposed change in principal underwriter from KIB to E*TRADE Securities, LLC. All the terms described below with respect to the New Distribution Plan were contained in the Current Distribution Plan. The following summary of the New Distribution Plan is qualified by reference to the form of New Distribution Plan attached to this Proxy Statement as Annex D.

     Pursuant to the New and the Current Distribution Plans, Delphi Value Fund uses its retail class assets to finance activities relating to the distribution of retail class Shares to investors and provision of certain shareholder services. Certain categories of such expenditures have been approved by the Board of Trustees and include, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives and other employees of the principal underwriter or of other broker-dealers who engage in or support the distribution of Delphi Value Fund's retail class Shares, the printing and mailing of prospectuses and other reports for other than existing shareholders, advertising and allowances to other broker-dealers. Under the Current Distribution Plan, Delphi Value Fund pays KIB a fee calculated at an annual rate of 0.25% of the Fund's average daily net assets attributable to retail class Shares. The fee is paid to KIB without regard to its expenses and is used by KIB to furnish directly or through others services and incentives to promote the distribution of Delphi Value Fund's retail class Shares. Under the New Distribution Plan, Delphi Value Fund would compensate E*TRADE Securities LLC, rather than KIB, at the same annual rate of 0.25% upon consummation of the Acquisition. In accordance with the terms of the New Distribution Plan, E*TRADE Securities, LLC would provide the Trust for review by the Trustees a quarterly written report of the amounts expended under the New Distribution Plan and the purpose for which such expenditures were made. The total amount paid under the Current Distribution Plan for the most recent fiscal year ended December 31, 2004 was $158,768: $762 for printing, $281 for postage; $105,047 for distribution services; and $40,334 for marketing.

     Eric Kobren and Scott Black are the principal shareholders of KIM and Delphi, respectively, and are also "interested" persons of Delphi Value Fund. As principals, they benefit to the extent that payments under the Distribution Plan reduce the distribution expenses paid by KIM and Delphi. After the closing of the Acquisition, KIM will be indirectly owned by E*TRADE.


     The New Distribution Plan may not be amended to increase materially the amounts to be payable thereunder for distribution services without the approval by at least a 1940 Act Majority Vote (as defined above) of the retail class Shares of Delphi Value Fund and, in any event, may not be amended in any material way without the approval of both the Board and a majority of the Independent Trustees.

KOBREN INSIGHT FUNDS

     If approved by Delphi Value Fund's shareholders at the Meeting, the New Distribution Plan would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. The New Distribution Plan will continue in effect from year-to-year as long as each such continuance is approved annually in accordance with the requirements of the 1940 Act. The New Distribution Plan may be terminated without penalty by a majority of the Independent Trustees or by at least a 1940 Act Majority Vote (as defined above) of the retail class Shares of Delphi Value Fund. In addition, the New Distribution Plan terminates automatically in the event of its assignment.

     The terms of the New Distribution Plan are intended to comply with Rule 12b-1 under the 1940 Act and with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). The SEC and the NASD may from time to time propose various amendments to Rule 12b-1 and the Conduct Rules, respectively, which may affect the New Distribution Plan. If any amendment of Rule 12b-1 or the Conduct Rules is adopted, the Trustees will consider what, if any, modification of the New Distribution Plan or related practices may be appropriate. Rule 12b-1 requires that the selection and nomination of the Trust's Trustees who are not "interested persons" be committed to the discretion of the Trust's Independent Trustees.

Factors Considered by the Board in Approving the New Distribution Plan
     The continuance of the Current Distribution Plan was last approved by the Board of Trustees, including the Independent Trustees, unanimously voting in person at a meeting called for that purpose on May 3, 2005. At a meeting held on August 11, 2005, the Board, including the Independent Trustees, unanimously voted to approve the New Distribution Plan for Delphi Value Fund's retail class and to recommend that the shareholders of Delphi Value Fund vote FOR the approval of the New Distribution Plan.


     In approving the Current and New Distribution Plans, the Trustees identified and considered a number of potential benefits which the Current and New Distribution Plans may provide. The Board believes that there is a reasonable likelihood that the Current and New Distribution Plans will benefit Delphi Value Fund and its future shareholders. Under their terms, the Current and New Distribution Plans remain in effect from year to year, provided such continuance is approved annually by vote of the Trustees in the manner described above.

     At a meeting held on August 11, 2005, the Board evaluated all information deemed reasonably necessary to make an informed determination that, in the exercise of their reasonable business judgment and in view of their fiduciary duties, there was a reasonable likelihood that the adoption of the New Distribution Plan would benefit Delphi Value Fund and its shareholders. In particular, the Board believes that the amounts spent under the Current Distribution Plan have assisted the retail class of Delphi Value Fund in asset growth and portfolio management by reducing the likelihood of net redemptions and the negative effects associated therewith, and in competing with providers for a variety of services. The Board believes that the New Distribution Plan may similarly benefit the retail class of Delphi Value Fund.

     In making its determination, the Board considered that the level of fees prescribed by the New Distribution Plan is identical to the level prescribed under the Current Distribution Plan and that the terms of the New Distribution Plan are substantially identical to those of the Current Distribution Plan, except for the principal underwriter and the dates of execution and effectiveness. The Board also considered other potential benefits to the retail class of Delphi Value Fund of entering into the New Distribution Plan with E*TRADE Securities, LLC given E*TRADE Securities, LLC's larger, more extensive distribution channels and potential for growth.

Conclusion and Recommendation of the Board
     Based upon a review of the above factors, the Board concluded that there was a reasonable likelihood that the adoption of the New Distribution Plan would benefit the retail class of Delphi Value Fund and its retail class shareholders. The Trustees, including the Independent Trustees, unanimously recommend that the retail class shareholders of Delphi Value Fund vote to adopt the New Distribution Plan at the Meeting. The effectiveness of the Trustees' votes is contingent upon the closing of the Acquisition.

                                                            KOBREN INSIGHT FUNDS

Vote Required
     To be adopted, the New Distribution Plan must be approved by at least a 1940 Act Majority Vote (as defined above) of the retail class Shares of Delphi Value Fund. If the shareholders of the Fund do not adopt that Fund's New Distribution Plan, the Trustees would consider what further action to take.

                            THE BOARD RECOMMENDS THAT
               THE RETAIL CLASS SHAREHOLDERS OF DELPHI VALUE FUND
              VOTE "FOR" THE ADOPTION OF THE NEW DISTRIBUTION PLAN.

KOBREN INSIGHT FUNDS

                        PROXIES AND VOTING AT THE MEETING

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions marked thereon. As to Proposals for which no instructions are given, such proxy will be voted in favor of each Proposal. The proxy confers discretionary authority upon the persons named therein to vote on other business which may come before the Meeting. The Board knows of no other business to be presented at the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.


     A shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Trust at 20 William Street, Suite 310, Wellesley Hills, Massachusetts 02481 a written notice revoking the proxy or by executing a proxy dated subsequent to the date of a previously executed proxy or by the Trust's receipt of a subsequent valid internet or telephonic vote. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.


     With respect to Proposal 1, 2 and 3, the "vote of a majority of the outstanding voting securities" is required, which is defined under the 1940 Act (and as defined in this Proxy Statement as a "1940 Act Majority Vote"), with respect to a Fund (or the retail class, in the case of Proposal 3), as the lesser of (i) 67% or more of the voting securities of the Fund (or applicable class) entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or applicable class) are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or applicable class) entitled to vote thereon.

     The holders of a majority of the outstanding Shares of each Fund (or relevant class) present in person or by proxy shall constitute a quorum for the Meeting or any adjournment thereof. In the event that a quorum is not obtained with respect to any session of the Meeting, or in the event that there is an insufficient number of votes for the approval of a particular Proposal at the Meeting for which a quorum is present, an adjournment or adjournments of the Meeting for that Fund may be sought by that Board to permit further solicitation of proxies. Any adjournment would require the affirmative vote of the holders of a majority of the Shares of the particular Fund present in person or by proxy at the Meeting (or any adjournment thereof) and entitled to vote on the Proposal subject to the adjournment. Any adjourned meeting may be held as adjourned without further notice. The persons named as proxies will vote all Shares represented by proxies which they are entitled to vote in favor of the Proposal in favor of an adjournment and will vote all Shares required to be voted against the Proposal against an adjournment. A shareholder vote may be taken on one or more of the Proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. A proxy that is properly executed by a broker or nominee and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote." A broker non-vote occurs when a broker or nominee does not receive instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power. Shares represented by broker non-votes will be considered to be present at the Meeting for purposes of determining the existence of a quorum and counted as an abstention with respect to the Proposals. If no instructions are received by the broker or nominee from the shareholder with reference to routine matters for which the broker or nominee retains the discretion to vote, the Shares represented thereby may be considered present for purposes of determining the existence of a quorum and, if so determined, will be deemed cast as a vote with respect to such matters. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining a quorum. Although broker non-votes and abstentions do not constitute a vote "for" or "against" the matter, they have the effect of a "no" vote for purposes of determining whether the Proposals have been approved. Proposals 1 through 3 are considered to be routine matters as to which brokers may vote without instructions.

                                                            KOBREN INSIGHT FUNDS

     The Meeting is scheduled as a joint meeting of the Funds' shareholders because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each Proposal relating to their Fund, and an unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal approved by the shareholders of another Fund.

                              SHAREHOLDER PROPOSALS


     A Proposal from a shareholder of a Fund intended to be presented at any shareholder meeting hereafter called must be received by the Secretary of the Trust, at 20 William Street, Suite 310, Wellesley Hills, Massachusetts 02481, within a reasonable time before the solicitation relating thereto is made in order to be included in the proxy statement and proxy card related to such meeting. Under the Declaration of Trust and the By-Laws of the Trust, meetings of the shareholders are required to be held only when necessary under the 1940 Act. It is therefore likely that, in future years, shareholder meetings will not be held on an annual basis. The submission by a shareholder of a Proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder Proposals are subject to certain regulations under the federal securities laws.


                                     GENERAL

     It is anticipated that proxy solicitations will be made principally by mail, although Managing Directors and officers of the Funds and KIM may, without special compensation, contact shareholders by telephone, facsimile or other electronic media. Arrangements have been made with brokers, custodians, nominees and fiduciaries to send proxy materials to beneficial owners. In addition, KIM may retain an outside firm to assist in the solicitation of proxies. E*TRADE shall pay 50% the expenses related to the shareholder solicitation of the Funds, up to a maximum of $50,000. All other costs shall be paid by KIM.

                                 SHARE OWNERSHIP

     Only shareholders of record on August 10, 2005 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following number of Shares, representing the indicated number of votes, of each Fund were outstanding.



                                       Shares Outstanding and Number of Votes
                                                 (August 10, 2005)
                                                 -----------------
        Fund
        Kobren Growth Fund                         4,675,816.793
        Delphi Value Fund (total)                  6,824,014.762
         - Retail Class                            3,641,282.719
         - Institutional Class                     3,182,732.043

KOBREN INSIGHT FUNDS

     On the record date, August 10, 2005, the following entities / individuals owned beneficially or of record 5% or more of the outstanding Shares of the Funds.


                                                     NUMBER OF      NATURE OF      PERCENT OF
NAME AND ADDRESS                                    SHARES OWNED    OWNERSHIP        CLASS
----------------                                   ------------    ------------   ------------
KOBREN GROWTH FUND

Eric Kobren                                      1,181,458.414       Beneficial        25.27%
20 William Street, #310
Wellesley Hills, MA 02481

National Financial Services Corp                 1,172,011.687         Record          25.07%
One World Financial Center
200 Liberty Street
New York, NY 10281-1003

DELPHI VALUE FUND
Retail Class

National Financial Services Corp                   801,126.743         Record          22.00%
One World Financial Center
200 Liberty Street
New York, NY 10281-1003

Charles Schwab & Co, Inc.                          721,000.809         Record          19.80%
101 Montgomery Street
San Francisco, CA 94104

Scott Black                                        346,341.914       Beneficial         9.51%
50 Rowes Wharf, Suite 540
Boston, MA 02111

Donaldson, Lufkin & Jenrette                       279,649.753         Record           7.68%
Securities Corporation
PO Box 2052
Jersey City, NJ 07303-2052

Eric Kobren                                        245,853.315       Beneficial         6.75%
20 William Street, #310
Wellesley Hills, MA 02481

Institutional Class

National Financial Services Corp                 1,939,874.958         Record          60.95%
One World Financial Center
200 Liberty Street
New York, NY 10281-1003

Ellard & Co.                                       270,273.718         Record           8.49%
c/o Fiduciary Trust Co. Intl
P.O. Box 3199 New York, NY 10008

                                                            KOBREN INSIGHT FUNDS

                                                     NUMBER OF      NATURE OF      PERCENT OF
NAME AND ADDRESS                                    SHARES OWNED    OWNERSHIP        CLASS
----------------                                   ------------    ------------   ------------
SEI Private Trust Co.                              235,096.075         Record           7.39%
c/o Suntrust
1 Freedom Valley Drive
Oaks, PA 19456

St. Vincents Medical Center Foundation Inc.        187,309.665       Beneficial         5.88%
2800 Main Street
Bridgeport, CT 06606


     As of August 10, 2005, the Trustees and officers of the Trust beneficially owned in the aggregate 26.00% of the outstanding Shares of Kobren Growth Fund, including Eric M. Kobren, who owned 25.26% of the outstanding Shares of Kobren Growth Fund, which includes Shares indirectly beneficially owned as a result of his position as a controlling person of certain shareholders, including family members, charitable trusts, Mutual Fund Investors Association and KIM.

     As of August 10, 2005, the Trustees and officers of the Trust beneficially owned in the aggregate less than 1% of the outstanding Shares of Delphi Value Fund's institutional class Shares.

     As of August 10, 2005, the Trustees and officers of the Trust beneficially owned in the aggregate 8.24% of the outstanding Shares of Delphi Value Fund's retail class Shares, including Eric Kobren, who owned 6.75% of the outstanding Shares of Delphi Value Fund's retail class Shares.

Method of Solicitation and Expenses
     The cost of preparing, assembling and mailing this Proxy Statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by KIM and E*TRADE, and not by the Funds. In addition to soliciting proxies by mail, KIM may have one or more of its officers, or representatives aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.


     The Funds may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The Funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the Funds' transfer agent has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their Shares at the Meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

     Persons holding Shares as nominees will be reimbursed, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


         (September 8, 2005)

                                                            KOBREN INSIGHT FUNDS

                                     ANNEX A

                      INFORMATION REGARDING THE TRUSTEES OF
                    KOBREN INSIGHT FUNDS AND OFFICERS OF KIM

                  Independent Trustees of Kobren Insight Funds
                  --------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
Name, Address, Age and Position(s) with   Term of Office   Principal Occupation(s) during Past 5 Years
Trust                                      and Length of
                                          Time Served(3)
-----------------------------------------------------------------------------------------------------------------------
Edward B. Bloom                               8 years      Chief Financial Officer and Treasurer of International
c/o 20 William St., Suite 310                              Data Group Inc., a publishing company.
Wellesley Hills, MA 02481

Age: 55, Trustee

-----------------------------------------------------------------------------------------------------------------------
Arthur Dubroff                                8 years      Chief Financial Officer of Net2Phone, Inc. a provider of
c/o 20 William St., Suite 310                              Voice over Internet Protocol telephony services, from
Wellesley Hills, MA 02481                                  November 2002 to present; Chief Financial Officer of
                                                           Virtual Communities, Inc, a software provider, from July
Age: 54, Trustee                                           2000 to the present; Consultant for Turnberry Consulting,
                                                           LLC from October 1999 to November 2002.
-----------------------------------------------------------------------------------------------------------------------
Robert I. Goldfarb*                           6 years      Vice President and Assistant General Counsel of Andrx
c/o 20 William St., Suite 310                              Corporation since March 2000; Partner at Hughes Hubbard &
Wellesley Hills, MA 02481                                  Reed LLP, a law firm, and associated with the firm from
                                                           July 1989 through July 2000.
Age: 49, Trustee
-----------------------------------------------------------------------------------------------------------------------
Stuart J. Novick                              8 years      Senior Vice President, General Counsel and Secretary of
c/o 20 William St., Suite 310                              Children's Hospital Boston since April 1997.
Wellesley Hills, MA 02481

Age: 55, Trustee
-----------------------------------------------------------------------------------------------------------------------

----------------------
(3) Trustees serve for an indefinite term until the earliest of a Trustee's: (i) removal by a two-thirds vote of the Board of Trustees or shareholders, (ii) resignation, (iii) death, (iv) bankruptcy or (v) adjudicated incompetence.

* Mr. Goldfarb resigned as Trustee effective as of the closing of the Acquisition.

KOBREN INSIGHT FUNDS


                Interested Trustees of Kobren Insight Funds (3)
                -----------------------------------------------

------------------------------------------ --------------- -----------------------------------------------------------
Name, Address, Age and Position(s) with       Term of      Principal Occupation(s) during Past 5 Years
Trust                                        Office and
                                             Length of
                                            Time Served
------------------------------------------ --------------- -----------------------------------------------------------
Eric M. Kobren                                8 years      President of Mutual Fund Investors Association, Inc.;
c/o 20 William St., Suite 310                              President of Kobren Insight Management, Inc. and Kobren
Wellesley Hills, MA 02481                                  Insight Brokerage, Inc.  These are a financial publishing
                                                           company, a registered investment advisory firm and a
Age: 51, Chairman and President                            registered broker-dealer, respectively. Since 2001,
                                                           Managing Member of Alumni Capital, LLC, a General Partner
                                                           to a private investment partnership.
------------------------------------------ --------------- -----------------------------------------------------------
Michael P. Castellano*                        8 years      Registered representative of Kobren Insight Brokerage,
c/o 20 William St., Suite 310                              Inc. From December 1994 to June 1997, Chief
Wellesley Hills, MA 02481                                  Administrative Officer of Kobren Insight Management, Inc.

Age: 64, Trustee
------------------------------------------ --------------- -----------------------------------------------------------


                         Officer(s) Who Are Not Trustees
                         -------------------------------

------------------------------------------ --------------- -----------------------------------------------------------
Name, Address, Age and Position(s) with       Term of      Principal Occupation(s) during Past 5 Years
Trust                                        Office and
                                             Length of
                                            Time Served
------------------------------------------ --------------- -----------------------------------------------------------
Eric J. Godes                                 8 years      Managing Director of Kobren Insight Management, Inc. and
c/o 20 William St., Suite 310                              Managing Director and a registered representative of
Wellesley Hills, MA 02481                                  Kobren Insight Brokerage, Inc. Since 2001, Managing
                                                           Director of Alumni Capital, LLC, a General Partner to a
Age: 44, Chief Financial Officer, Vice                     private investment partnership.
President, Treasurer, Secretary
------------------------------------------ --------------- -----------------------------------------------------------


As of December 31, 2004, none of the Independent Trustees, not any member of their immediate families, except for Edward Bloom, Independent Trustee, beneficially owned any securities issued by KIM or any other entity in a control relationship to KIM or KIB or any person in a control relationship to KIB or Delphi. Mr. Bloom beneficially owns interests valued at more than $60,000 in Alumni Partners I, L.P., a limited partnership managed by Alumni Capital, LLC, which is an affiliate of KIM. Alumni Partners I, L.P. is a collective investment vehicle. Mr. Kobren is a director and the principal executive officer of KIM.

---------------------------
(3) "Interested person" of the Trust as defined in the 1940 Act. Messrs. Kobren and Castellano are each considered an "interested person" because of their affiliation with Kobren Insight Management, Inc. and Kobren Insight Brokerage, Inc., which act as the Trust's investment adviser and distributor, respectively.

* Mr. Castellano resigned as Trustee effective as of the closing of the Acquisition.

                                                            KOBREN INSIGHT FUNDS

                                     ANNEX B

                         FORM OF NEW ADVISORY AGREEMENTS


                          INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of this ___th day of _______, 2005 between Kobren Insight Funds, a Massachusetts business trust (the "Trust"), on behalf of its series (each, a "Fund" and collectively, the "Funds"), and Kobren Insight Management, Inc. (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the Funds in the management of each Fund's assets, and the Adviser is willing to furnish such services for the Trust on the terms hereinafter set forth;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints the Adviser to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In the event that the Trust establishes one or more series other than the Funds with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement it shall notify the Trust in writing whereupon such series shall become a Fund hereunder and shall be subject to the provisions of this Agreement except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Adviser) are modified with respect to such Fund in writing by the Trust and the Adviser at the time.

2. Delivery of Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

     (a) The Trust's Declaration of Trust as filed with the Secretary of the Commonwealth of Massachusetts on September 13, 1996 (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) The Trust's By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

     (c) Votes of the Trust's Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

     (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (the "1933 Act"), and under the 1940 Act, relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto; and

     (e) The most recent prospectus of the Trust relating to the Funds (such prospectus together with the related Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

KOBREN INSIGHT FUNDS

The Trust will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

3. Management. Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund's assets entrusted to it for portfolio management purposes, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to the Funds and will place the daily purchase or sale orders. The Adviser will provide the services rendered by it under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Prospectus and votes of the Trust's Board of Trustees. The Adviser agrees that it will supply the Trust and its Board of Trustees with reports and statistical data as requested with respect to the securities that each Fund may hold or contemplate purchasing.

4. Other Covenants. The Adviser agrees that it:

     (a) will comply with all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) will use its best efforts to seek the best overall terms available in executing transactions for the Funds and soliciting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the brokers or dealers to execute a particular transaction, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or in terms of all of the accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion;

     (c) will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon;

     (d) will, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser or furnished to the Trust under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire. The Adviser will also provide such additional management and administrative services as may be required in connection with the business affairs and operations of the Trust beyond those furnished by the Trust's administrator;

     (e) will bear the cost of rendering the services to be performed by it under this Agreement, and shall

                                                            KOBREN INSIGHT FUNDS

provide the Trust with such office space, facilities, equipment, clerical help, and other personnel and services as the Trust shall reasonably require in the conduct of its business.

5. Services Not Exclusive. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by that Fund.

6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

7. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for a Fund. Each Fund will bear certain other expenses incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, the distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the administrator, the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; auditing, pricing and legal expenses; costs of maintenance of the Trust's existence; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Funds and of the officers or Board of Trustees of the Trust; membership fees in trade associations; litigation, indemnification and other extraordinary or non-recurring expenses.

8. Compensation. For the services provided by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the average daily net assets of each Fund, accrued daily and paid monthly as soon as practicable after the end of each month, at the annual rate set forth below. If the Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. The Adviser may, from time to time, waive certain amounts payable hereunder or reimburse Fund expenses for such period or periods as the Adviser deems to be advisable.

         Kobren Growth Fund                 0.75%
         Delphi Value Fund                  1.00%


     The fees payable by a Fund to the Adviser under this Agreement shall be paid into an interest-bearing escrow account at a bank or with the Funds' custodian in the event that the holdings of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund have not voted to approve this Agreement ("Fund Shareholder Approval") by the date of the closing of the acquisition of the Adviser by E*TRADE FINANCIAL Corporation (the "Acquisition"). If Fund Shareholder Approval has subsequently been obtained by the date that is 150 days after the closing of the Acquisition, the fees paid by such Fund held in the escrow account (and interest thereon) shall be paid to the Adviser. If Fund Shareholder Approval has not been obtained by such date, this Agreement shall terminate and the fees paid by the relevant Fund into the escrow account (and interest thereon) shall be paid to such Fund;

KOBREN INSIGHT FUNDS

provided, however, that the Adviser shall be entitled to be paid out of the escrow account the lesser of (i) any costs incurred in performing its services during the period from and after the date of the closing of the Acquisition through the date that is 150 days after the closing of the Acquisition and (ii) the total amount in the escrow account (plus interest earned).

9. Reimbursement of the Fund. If in any fiscal year the aggregate expenses of a Fund (as defined under the securities regulations of any state having jurisdiction over the merits of the offering of Fund Shares) exceed the expense limitation of any such state, the Adviser will reimburse that Fund for such excess expenses. The obligation of the Adviser to reimburse a Fund hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Adviser shall reimburse that Fund for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the over the merits of the offering of Fund Shares so requires. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

10. Corporate Name. The Trust acknowledges that it uses the name "KOBREN" in connection with the Funds and the Trust by consent of the Adviser, which consent was given in reliance upon the provisions hereafter contained. The Trust agrees that if the Adviser should cease to be the investment adviser of the Funds, the Trust will, upon written demand of the Adviser, forthwith delete from the Funds' name and from the Trust's name the word "KOBREN" or any approximation thereof. The Trust further agrees that the Adviser may permit other persons, partnerships (general or limited), associations, trusts, corporations or other incorporated or unincorporated groups of persons, including without limitation any investment company or companies of any type which may be initially sponsored or organized by the Adviser in the future, to use the word "KOBREN" or any approximation thereof as part of their names. As used in this section, "KOBREN" and "Kobren Insight Management, Inc." and "Adviser" shall include any successor corporation, partnership, limited partnership, trust or person.

11. Limitation of Liability. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligation and duties under this Agreement. The Trust and the Adviser agree that the obligations of the Trust under this Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Trust, as provided in the Declaration of Trust. No Fund shall be liable for the obligations incurred by any other Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees and a majority of the holders of each Fund's outstanding voting securities, and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Declaration of Trust.

12. Duration and Termination. This Agreement shall become effective with respect to a Fund as of the closing date of the Acquisition and, unless sooner terminated as provided herein, shall continue in effect until the second anniversary of the effective date of this Agreement; provided, however, that if Fund Shareholder Approval with respect to a Fund has not been obtained prior to the 150th day after the closing of the Acquisition, this Agreement shall terminate with respect to that Fund on the 150th day after the closing of the Acquisition. Thereafter, this Agreement shall be renewable as to any Fund for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

                                                            KOBREN INSIGHT FUNDS

     (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund; provided, however, that if the holders of any one Fund fail to approve the Agreement, the Adviser may continue to act as investment manager of the Fund(s) which did approve the Agreement, and may continue to act as investment manager for the Fund which did not approve the Agreement until new arrangements are made by such Fund.

     Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by the Adviser, in each case, on sixty days' prior written notice. This Agreement will immediately terminate in the event of its assignment; provided, however, that if Fund Shareholder Approval with respect to a Fund has not been obtained prior to the closing of the Acquisition, this Agreement may be terminated with respect to that Fund by any of the foregoing persons in the manner so provided on ten days' prior written notice. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act.)

13. Amendment of Agreement. This Agreement may be amended as to any Fund by mutual written consent, but the consent of the Trust must be approved (a) by vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and
(b) if required by the 1940 Act, by vote of a majority of the outstanding voting securities of that Fund. However, the provisions of this Section 13 shall not restrict or limit the Adviser's ability to waive its fees or reimburse any Fund's expenses in accordance with Section 8 of this Agreement.

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.


ATTEST:                                  KOBREN INSIGHT FUNDS


By:________________________________     By:_______________________________
   Name:                                   Name: Eric Godes
   Title:                                  Title: V.P., Secretary


ATTEST:                                  KOBREN INSIGHT MANAGEMENT, INC.


By:________________________________     By:_______________________________
   Name:                                   Name: Eric M. Kobren
   Title:                                  Title: President

KOBREN INSIGHT FUNDS

                                                    Kobren Insight Funds
                                                    20 William Street, Suite 310
                                                    Wellesley Hills, MA 02481
                                                    (800)456-2736

                                     ANNEX C

                        FORM OF NEW SUBADVISORY AGREEMENT

                                                                 [       ], 2005

Kobren Insight Funds, on behalf of
Delphi Value Fund
20 William Street, Suite 310
P.O. Box 9150
Wellesley Hills, Massachusetts 02481

Delphi Management, Inc.
50 Rowes Wharf
Boston, Massachusetts 02111

Subadvisory Agreement


Dear Sirs:

     Kobren Insight Funds (the "trust"), of which Delphi Value Fund (the "fund") is a series, has been organized as a business trust under the laws of the Commonwealth of Massachusetts to engage in the business of an investment company. The trust's shares of beneficial interest are currently divided into two series (including the fund), each series representing the entire undivided interest in a separate portfolio of assets.

     The board of trustees of the trust (the "trustees") has selected Kobren Insight Management, Inc. (the "adviser") to provide overall investment advice and management for the fund, and to provide certain other services, under the terms and conditions provided in the investment advisory agreement, dated as of the date hereof, between the trust, on behalf of the fund, and the adviser (the "investment advisory agreement").

     The adviser and the trustees have selected Delphi Management, Inc. (the "subadviser") to provide the adviser and the fund with the advice and services set forth below, and the subadviser is willing to provide such advice and services, subject to the review of the trustees and overall supervision of the adviser, under the terms and conditions hereinafter set forth. The subadviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Accordingly, the trust, on behalf of the fund, and the adviser agree with the subadviser as follows:

1. Delivery of Documents. The trust has furnished the subadviser with copies, properly certified or otherwise authenticated, of each of the following:

(a) agreement and declaration of trust of the trust, dated September 13, 1996, as amended to date (the "declaration of trust");

(b)  by-laws of the trust as in effect on the date hereof;

(c) votes taken at the board meeting whereby the trustees selected the subadviser as the investment subadviser to the fund and approved this subadvisory agreement (the "agreement") and the votes taken at the shareholder meeting of the fund approving the investment subadvisory agreement;

                                                            KOBREN INSIGHT FUNDS

(d) votes taken at the board meeting whereby the trustees selecting the adviser as investment adviser to the fund and approving the investment advisory agreement and the votes taken at the shareholder of the fund approving the investment advisory agreement;

(e)  the adviser's investment advisory agreement;

(f)  the fund's prospectus and statement of additional information; and

(g)  the trust's code of ethics.

The adviser will furnish the subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2. Investment Services. The subadviser will use its best efforts to provide to the fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the fund as set forth in the fund's prospectus and statement of additional information. In the performance of the subadviser's duties hereunder, subject always to the provisions contained in the documents delivered to the subadviser pursuant to Section 1 above, as from time to time amended or supplemented, the subadviser will, at its own expense:

(a) furnish the adviser and the fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the fund as set forth above, with respect to the purchase, holding and disposition of portfolio securities and other permitted investments;

(b) furnish the adviser and the fund with advice in connection with policy decisions to be made by the board of trustees or any committee thereof about the fund's investments and, as requested, furnish the fund with research, economic and statistical data in connection with the fund's investments and investment policies;

(c) submit such reports relating to the valuation of the fund's securities as the adviser may reasonably request;

(d) subject to prior consultation with the adviser, assist the fund in any negotiations relating to the fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

(e) consistent with the provisions of Section 7 of this agreement, place orders for the purchase, sale or exchange of portfolio securities for the fund's account with brokers or dealers selected by the adviser or the subadviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the subadviser will seek to obtain best price and execution, except as otherwise provided in the prospectus and statement of additional information of the fund;

(f) from time to time or at any time requested by the adviser or the trustees, make reports to the adviser or the trustees, as requested, of the subadviser's performance of the foregoing services;

(g) subject to the supervision of the adviser, maintain and preserve the records required by the Investment Company Act of 1940 (the "1940 Act") to be maintained by the subadviser (the subadviser agrees that such records are the property of the trust and copies will be surrendered to the trust promptly upon request therefor);

(h) give instructions to the custodian (including any sub-custodian) of the fund as to deliveries of securities to and from such custodian and payments of cash for the account of the fund, and advise the adviser on the same day such instructions are given;

(i) cooperate generally with the fund and the adviser to provide information necessary for the

KOBREN INSIGHT FUNDS

preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-l A, semi-annual reports on Form N-CSR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the fund, filings with states and with United States agencies responsible for tax matters, and other reports and filings of like nature.

In the performance of its duties hereunder, the subadviser is and will be an independent contractor and unless otherwise expressly provided or authorized will have no authority to act for or represent the fund or trust in any way or otherwise be deemed to be an agent of the fund, the trust or of the adviser.

3. Expenses Paid by the Subadviser. The subadviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this agreement, the expenses of office rent, telephone, telecommunications and other facilities that it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

4. Compensation of the Subadviser. The adviser will pay the subadviser, as compensation for services and expenses assumed hereunder, a monthly fee as set forth in Schedule A. Subadvisory fees for each month payable hereunder will be computed daily and paid promptly after the adviser's actual receipt of advisory fees for that month. If this agreement is effective subsequent to the first day of the month, or if this agreement is terminated, the fee provided in this section will be computed on the basis of the number of days in the month for which this agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The subadviser understands and agrees that neither the trust nor the fund has any liability for the subadviser's fee hereunder. Calculations of the subadviser's fee will be based on average net asset values as provided by the adviser.

     The fees payable to the subadviser by the adviser under this agreement shall, upon receipt by the adviser of its fees under the investment advisory agreement with respect to the fund, be paid by the adviser into an interest-bearing escrow account with a bank or the Fund's custodian in the event that the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund have not voted to approve this agreement ("fund shareholder approval") by the date of the closing of the acquisition of the adviser by E*TRADE FINANCIAL Corporation (the "acquisition"). If fund shareholder approval has subsequently been obtained by the date that is 150 days after the closing of the acquisition, the fees paid by the adviser into the escrow account (and interest thereon) shall be paid to the subadviser. If fund shareholder approval has not been obtained by such date, this agreement shall terminate and the adviser shall have no responsibility to pay the fees held in the escrow account (and interest thereon) to the subadviser; provided, however, that the subadviser shall be entitled to be paid out of the escrow account the lesser of (i) any costs incurred in performing its services during the period from and after the date of the closing of the acquisition through the date that is 150 days after the closing of the Acquisition and (ii) the total amount in the escrow account (plus interest earned).

5. Other Activities of the Subadviser and Its Affiliates. Nothing herein contained will prevent the subadviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the fund. It is specifically understood that officers, directors and employees of the subadviser and its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the subadviser or of its affiliates.

6. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the fund, neither the subadviser nor any of its directors, officers or employees will act as principal or agent or receive any commission. The subadviser will not knowingly recommend that the fund purchase, sell or retain securities of any issuer in which the subadviser has a financial interest without obtaining prior approval of the adviser prior to the execution of any such transaction. Access

                                                            KOBREN INSIGHT FUNDS

persons (as defined in Rule 17j-l under the 1940 Act) of the subadviser will provide personal trading reports to a designated representative of the adviser in accordance with the trust's code of ethics.

7. No Partnership or Joint Venture. The trust, the fund, the adviser and the subadviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

8. Limitation of Liability of the Subadviser. The subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the trust, the fund or the adviser in connection with the matters to which this agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the subadviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement.

9. Duration and Termination of this Agreement. This agreement become effective as of the closing date of the acquisition and, unless sooner terminated as provided herein, shall continue in effect until the second anniversary of the effective date of this agreement; provided, however, that if fund shareholder approval has not been obtained prior to the 150th day after the closing of the acquisition, this agreement shall terminate on the 150th day after the closing of the acquisition. Thereafter, this agreement shall be renewable from year to year, but only so long as such continuance is specifically approved at least annually by (a) a majority of the trustees who are not interested persons of the adviser, of the subadviser or (other than as board members) of the trust, cast in person at a meeting called for the purpose of voting on such approval, and
(b) either (i) the trustees or (ii) a majority of the outstanding voting securities of the fund.

     This agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the fund by vote of a majority of the outstanding voting securities of the fund or by the board of trustees, by the adviser or the subadviser. Termination of this agreement with respect to the fund will not be deemed to terminate or otherwise invalidate any provisions of any contract between you and any other series of the trust. This agreement will automatically terminate in the event of its assignment or upon the termination of the adviser's investment advisory agreement; provided, however, that if fund shareholder approval has not been obtained prior to the closing of the acquisition, this agreement may be terminated by any of the foregoing persons in the manner so provided on ten days' prior written notice. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (including the definitions of "assignment," "interested person" and "voting security"), will be applied.

10. Amendment of this Agreement. No provision of this agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No amendment, transfer, assignment, sale, hypothecation or pledge of this agreement will be effective until approved by (a) the trustees, including a majority of the trustees who are not interested persons of the adviser, the subadviser or (other than as board members) the trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the fund, as defined in the 1940 Act.

11. Miscellaneous.

     (a) The captions in this agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (b) The name Kobren Insight Funds (formerly Insight Premier Funds) is the designation of the trustees under the declaration of trust, dated September 13,1996, as amended, and the declaration of trust and amendments thereto have been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the trust and the fund are not personally binding upon, nor will resort be had to the private property of, any of the trustees, shareholders, officers, employees or

KOBREN INSIGHT FUNDS

     agents of the trust or the fund, but only the fund's property will be bound. The fund will not be liable for the obligations of any other series of the trust.

     (c) Nothing herein contained will limit or restrict the subadviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The trust and fund acknowledge that the subadviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the fund. The subadviser will have no obligation to acquire for the fund a position in any investment which the subadviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the subadviser, it is not feasible or desirable to acquire a position in such investment for the fund. Nothing herein will prevent the subadviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

     (d) Any information supplied by the subadviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is confidential and may be used only by the fund and/or its agents, and only in connection with the fund and its investments.

     (e) Governing Law. The substantive law of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act shall govern this agreement.



                                             Yours very truly,
                                             Kobren Insight Management, Inc.


                                             By:
                                                --------------------------------

                                             Its:
                                                 -------------------------------


The foregoing agreement is hereby agreed to as of the date thereof.

Kobren Insight Funds
on behalf of Delphi Value Fund

By:
   --------------------------------

Its:
    -------------------------------


Delphi Management, Inc.

By:
   --------------------------------

Its:
    -------------------------------

                                                            KOBREN INSIGHT FUNDS

                                   SCHEDULE A

                           Annual Fee Rate as a Percentage of
                             Average Daily Net Asset Value
                             -----------------------------
       Delphi Value Fund                 0.50%



     The average net asset value for the month will be based on the net asset value used in determining the price at which fund shares are sold, repurchased or redeemed on each day of the month.

     If this agreement becomes effective as to a fund after the first day of a month, or terminates before the last day of a month, your compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

KOBREN INSIGHT FUNDS

                                     ANNEX D


                               FORM OF 12B-1 PLAN
                     (For Delphi Value Fund - Retail Class)

                    KOBREN INSIGHT FUNDS PLAN OF DISTRIBUTION
                             PURSUANT TO RULE 12b-1
                                  ON BEHALF OF

                                DELPHI VALUE FUND
                                  (the "Fund")


     WHEREAS, KOBREN Insight LLC, a Massachusetts business trust (the "Trust"), is an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act");

     WHEREAS, the Trust is authorized to issue shares of beneficial interest with a par value per share of $.001;

     WHEREAS, E*TRADE Securities, LLC (the "Distributor") serves as the principal underwriter and distributor of the shares of the Fund pursuant to a written distribution agreement ("Distribution Agreement") dated [ ], 2005, which Distribution Agreement has been duly approved by the Board, in accordance with the requirements of the 1940 Act;

     WHEREAS, the Board of Trustees as a whole, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan provided for herein (the "Plan") or any agreements related to the Plan, have determined, after review of all information and consideration of all pertinent facts reasonably necessary to an informed determination of whether the Plan should be implemented, in the exercise of reasonable business judgement and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders, and have accordingly approved the Plan by votes cast in person at a meeting called for the purpose of voting on the Plan.

     NOW, THEREFORE, in consideration of the foregoing, the Trust on behalf of the Fund hereby adopts the Plan in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

1. The Trust will pay to the Distributor, as principal distributor of the shares, a distribution and service fee at the rate of 0.25% per year of the average daily net assets of the Fund. The fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine. The Fund's obligation hereunder shall be limited to the assets of the Fund and shall not constitute an obligation of the Fund except out of such assets and shall not constitute an obligation of any shareholder of the Fund.

2. The amounts set forth in paragraph 1 of the Plan shall be paid for the Distributor's services and expenses as the principal distributor of the Fund's shares and shall be used by the Distributor to furnish, or cause or encourage others to furnish, services and incentives in connection with the promotion, offering and sale of the Fund's shares, and where suitable and appropriate, the retention of the Fund's shares by the Fund's shareholders, and in connection therewith may be spent by the Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Distributor or of other broker-dealers who engage in or support the distribution of the Fund's shares; printing of prospectus and reports for other than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

                                                            KOBREN INSIGHT FUNDS

3. The Fund is hereby authorized and directed to enter into appropriate written agreements with the Distributor and each other person to whom the Fund intends to make any payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom payment is to be made does not have the purpose set forth in Paragraph 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a "related" agreement for purposes of Rule 12b-1 under the 1940 Act.

4. The Plan shall not take effect until it has been approved by (i) a vote of at least "a majority vote of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, and (ii) a majority vote of both the Board and a majority of the Trustees who are not "interested persons" of the Fund, by vote cast in person at a meeting called for the purpose of voting on the Plan.

5. The Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually by a majority of the Board and by a majority of the Trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Plan or any such agreement, by vote cast in person at a meeting called for the purpose of voting on the Plan.

6. In each year that the Plan remains in effect, the officers, investment adviser or Distributor of the Fund, as appropriate, shall prepare and furnish to the Board, and the Board shall review, at least quarterly, a written report, complying with the requirements of Rule 12b-1 under the 1940 Act, of the amounts expended under the Plan and the purposes for which such Payments were made.

7. The Plan may be terminated at any time by a majority vote of the Trustees who are not "interested persons" of the Fund, or by a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, by vote cast in person at a meeting called for the purposes of voting on such termination.

8. This Plan may not be amended to increase materially the amount of distribution expenses provided for in Paragraph 1 above unless such amendment is approved by the shareholders in the manner provided in Paragraph 4(i) above, and no material amendment to the Plan shall be made unless approved by both the Board and a majority of the Trustees who are not "interested persons" of the Fund in the manner provided in Paragraph 4(ii) above.

9. To the extent any activity is covered by Paragraph 2 and is also an activity which the Trust may pay for on behalf of the Fund without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the 1940 Act, the Plan shall not be construed to prevent or restrict the Trust from paying such amounts outside of the Plan and without limitation hereby and without such payments being included in calculation of payments subject to the limitation set forth in Paragraph 1.

10. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to Paragraph 6 hereof, for a period of not less than six years from the date of the Plan, or the agreements or such reports, as the case may be, the first two years in an easily accessible place.

Adopted by Board on August 11, 2005

KOREN INSIGHT FUNDS

                                 Vote via the internet: http://www.proxyweb.com Vote via the telephone: 1-800-690-6903

------------------
999 999 999 999 99
------------------
                                   PROXY CARD

FUND NAME PRINTS HERE

The undersigned, revoking all prior proxies, hereby appoints Messrs. Eric M. Kobren, Eric J. Godes and Kevin Kiernan, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the above referenced fund (the "Fund"), a series of Kobren Insight Funds, to be held at the offices of Kobren Insight Management, Inc. ("KIM"), 20 William Street, Wellesley Hills, Massachusetts 02481, on Wednesday, October 19, 2005, at 10:00 a.m. (Boston time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.



                                                 Dated: __________________, 2005

                                  ----------------------------------------------


                                  ----------------------------------------------
                                  Signature(s)                 (Sign in the Box)

                    IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.


                                                                     Kobren - MK

                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. X
                    PLEASE DO NOT USE FINE POINT PENS.



Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.


                                                                                         FOR          AGAINST         ABSTAIN

1.   To approve a new investment advisory agreement between the Fund and KIM, to take effect only in the event the proposed acquisition of KIM by E*TRADE
     FINANCIAL Corporation (the "Acquisition") is consummated.                           |_|          |_|             |_|

2.   To approve a new investment advisory subadvisory agreement among the Fund,
     KIM and Delphi Management, Inc., to take effect only in the event the
     Acquisition is consummated.                                                         |_|          |_|             |_|

3.   (Retail Class Shareholders Only) To approve a new rule 12b-1 distribution
     plan, to take effect only in the event the Acquisition is consummated.              |_|          |_|             |_|

4. To transact such other business as may properly come before the meeting and any adjournment thereof.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                  Kobren DV - MK

                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. X
                    PLEASE DO NOT USE FINE POINT PENS.


Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.


                                                                                         FOR          AGAINST         ABSTAIN
1.   To approve a new investment advisory agreement between the Fund and KIM, to take effect only in the event the proposed acquisition of KIM by E*TRADE
     FINANCIAL Corporation (the "Acquisition") is consummated.                           |_|          |_|             |_|

2.   Not Applicable.

3.   Not Applicable.

4. To transact such other business as may properly come before the meeting and any adjournment thereof.


                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                Kobren Gwth - MK